PREPAID EXPENSES AND OTHER CURRENT ASSETS, NET	12 Months Ended
Dec. 31, 2021
Prepaid Expense and Other Assets, Current [Abstract]
PREPAID EXPENSES AND OTHER CURRENT ASSETS, NET

6. PREPAID EXPENSES AND OTHER CURRENT ASSETS, NET
Prepaid expenses and other current assets consist of the following:

	As of December 31,
	2020	2021
	RMB	RMB
Receivables from third-party payment settlement platform (1)	33,154	35,682
Deposits	62,540	24,572
Prepaid advertising expenses	5,482	7,840
Short-term loan receivables (2)	130,629	221,211
VAT-input deductible	126,455	103,519
Receivables from disposal of a subsidiary (3)	26,676	16,713
Others	28,459	25,971
Less: allowance for credit losses	(2,972)	(4,791)

Total prepaid expenses and other current assets, net	410,423	430,717

(1)	Receivables from third-party payment settlement platform represent cash due from the third party on-line payment service providers in relation to their processing of payments to the Group.
(2)
Short-term loan receivables represent the principal and interest to be collected on loans provided by the Group to third-party companies. As of December 31, 2021, the loans include seven loans to six companies with principal amount of US$ 15.3 million (equivalent to RMB 97,548), US$ 4.7 million (equivalent to RMB 29,966), RMB 800, RMB 12,000, RMB 10,000, RMB 30,000 and RMB 40,000, respectively. As of December 31, 2020, the loans include three loans to a customer which were all renewed in 2021 with total principal amount of US$ 20 million (equivalent to RMB 130,498). The terms of loans are of one-year
term and with fixed annual interest at approximately 4%~12% within the market rate range, and mature within one year.

(3)
In the fourth quarter of 2020, the Group disposed of a subsidiary, Wuhan Yunteng Logistics Co., Ltd. (“Wuhan Yunteng”), to a third party for a total cash consideration of RMB 26,676 , with a loss of RMB 1.0 million recorded in other non-operating
income/(loss) (Note 19). As of December 31,2021, RMB 16,713 remained uncollected.